SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Large Cap Focus Growth Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading of the fund’s summary prospectus.
Sebastian P. Werner, PhD, Head of Investment Strategy Equity. Portfolio Manager of the fund. Began managing the fund in 2016.
Daniel Fletcher, CFA, Senior Portfolio Manager Equity. Portfolio Manager of the fund. Began managing the fund in 2022.
John Moody, Portfolio Manager Equity. Portfolio Manager of the fund. Began managing the fund in 2023.
Please Retain This Supplement for Future Reference
April 25, 2023
PROSTKR23-40